UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                                   INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


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[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.230.14a-12

                         THE FIRST PHILIPPINE FUND INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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previously. Identify the previous filing by registration statement number, or
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                   [THE FIRST PHILIPPINE FUND INC. LETTERHEAD]



                                                             September 30, 2002

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of The First Philippine Fund Inc. (the "Fund") to be held on Thursday, October 31, 2002 at 9:30 A.M., New York time, at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of the Fund, and directors and officers will be present to respond to any questions you may have.

         You will be asked to vote on three proposals: (1) election of three Class III Directors to serve for terms expiring on the date of the Annual Meeting of Stockholders in 2005; (2) ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending June 30, 2003; and (3) consideration of a proposal to liquidate all the assets of the Fund and dissolve the Fund.

         The Board of Directors of the Fund is recommending a vote AGAINST liquidation, as more fully set forth in the Proxy Statement. This proposal and the reasons the Fund believes the proposal is not in stockholders' best interests are set forth in the attached Proxy Statement.

         In order to be sure your shares are voted at the Annual Meeting if you cannot attend, please complete, sign and return the enclosed proxy card as soon as possible.

         On behalf of your Board of Directors, thank you for your continued interest and support. We look forward to seeing you at the Annual Meeting.



                                   Sincerely,


                                   Leopoldo M. Clemente, Jr.
                                   Executive Vice President and
                                   Managing Director